UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8K/A
                  AMENDMENT No. 1 to the Current Report

                              CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

                              January 20, 2000
                              (Date of Report)

                   INNOVATIVE TECHNOLOGY SYSTEMS, INC.
              (Name of Small Business issuer in its charter)

   FLORIDA                      0-25947                  65-0386286
(State or other          (Commission File No.)          (IRS Employer
jurisdiction of                                       Identification No.)
incorporation or
organization)

                  1119 7th Avenue, Vero Beach, FL 32960
                 (Address of principal executive offices)

                             (561) 562-7389
                     (Registrant's telephone number)

ITEM 5.   OTHER EVENTS

     On January 12, 2000, the Registrant changed its name from "Innovative Technology Systems, Inc. a Florida corporation to "Stanfield Educational Alternatives, Inc., a Florida corporation. The name change was recommended by the Board of Directors, and approved by the Shareholders on January 10, 2000. A copy of the Amendment to the Articles of Incorporation is incorporated into this filing, and referred to as Exhibit (3)(i)(1).

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     The following financial statements, relating to the Share Exchange between the Registrant and Stanfield Educational Alternatives, Inc.("Stanfield"), wherein the Registrant acquired all of the outstanding shares of Stanfield are filed, herewith. The statements are the financial statements of Stanfield, and are:

     STANFIELD EDUCATIONAL ALTERNATIVES, INC.

     1.  Audited Financial Statements of Stafield Educational
Alternatives, Inc. as of April 30, 1999, including:

         A.  Independent Auditors' Report

         B.   Balance Sheet

         C.   Statement of Operations

         D.   Statement of Stockholders' Equity

         E.   Statement of Cash Flows

         F.   Notes to Financial Statements.


     2.  Compiled Financial Statements for the period ending
December 31, 1999.

         A.   Report of Auditor

         B.   Balance Sheet

         C.   Statement of Operations

         D.   Statement of Stockholders' Equity Deficit

         E.   Statement of Cash Flows

         F.   Notes to Financial Statements

Forward Looking Statements

This Report on Form 8-K may contain forward-looking statements. When used in this report, the words "may," "will," "expect," "anticipate," "continue," "estimate," "project," "intend," "believe" and similar expressions, variations of these words or the negative of those words are intended to identify forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 regarding events, conditions and financial trends including, without limitation, business conditions in the general economy, and other risks or uncertainties detailed in other of the Company's Securities and Exchange Commission filings. Such statements are based on management's current expectations and are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's actual plan of operations, business strategy, operating results and financial position could differ materially from those expressed in, or implied by, such forward-looking statements.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   /s/Lawrence Stanfield
                                   Lawrence Stanfield, President

Dated: January 20, 2000

                               EXHIBIT INDEX



Exhibit No.         Description

3(i)(1) Articles of Amendment to the Articles of Incorporation

23                  Consent of Independent Certified Public
                    Accountant

                                             Financial Statements

                         STANFIELD EDUCATIONAL ALTERNATIVES, INC.


                                                   APRIL 30, 1999

             STANFIELD EDUCATIONAL ALTERNATIVES, INC.
                   (A Development Stage Company)

                       Financial Statements

                          April 30, 1999

            (With Independent Auditors' Report Thereon)

             STANFIELD EDUCATIONAL ALTERNATIVES, INC.

                         Table of Contents




Independent Auditors' Report ................................. 1

Financial Statements

     Balance Sheet ........................................... 2

     Statement of Operations ................................. 3

     Statement of Stockholders' Equity ....................... 4

     Statement of Cash Flows ................................. 5

Notes to Financial Statements ................................ 6

                   Independent Auditors' Report



The Stockholders and Board of Directors
Stanfield Educational Alternatives, Inc.:

We have audited the accompanying balance sheet of Stanfield Educational Alternatives, Inc. (a development stage company) as o of April 30, 1999 and the related statement of operations, stockholders' equity and cash flows for the period March 23, 1999 (inception) to April 30, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Stanfield Educational Alternatives, Inc. as of April 30, 1999 and the results of its operations and its cash flows for the period March 23, 1999 (inception) to April 30, 1999 in conformity with generally accepted accounting principles.

                 STANFIELD EDUCATIONAL ALTERNATIVES, INC.
                      (A Development Stage Company)




                  Assets                                04/30
                  ------                             ----------
Current assets:
  Cash                                               $   19,467
                                                     ----------
     Total current assets                                19,467

Property and equipment, net                               7,780
                                                     ----------
                                                         27,247
                                                     ==========
       Liabilities and Stockholders' Equity

Current liabilities:
  Accounts payable & accrued expenses                     3,040
                                                     ----------
     Total current liabilities                            3,040

Stockholders' equity:
  Common stock                                               78
  Additional paid-in capital                             68,424
  Accumulated deficit                                   (44,295)
                                                     ----------
     Total stockholders' equity                          24,207
                                                     ----------
                                                     $   27,247
                                                     ==========




See accompanying notes to financial statements

                 STANFIELD EDUCATIONAL ALTERNATIVES, INC.
                      (A Development Stage Company)



                                                     April 30, 1999
                                                     --------------

Operating expenses                                     $    44,129

Other expenses:
  Interest expense                                             166
                                                       -----------
     Total expense                                          44,295
                                                       -----------

  Loss from operations before income taxes                  44,295

Income taxes                                                  0.00
                                                       -----------
     Net loss                                          $    44,295
                                                       ===========





See accompanying notes to financial statements

                 STANFIELD EDUCATIONAL ALTERNATIVES, INC.
                      (A Development Stage Company)



                                                                Additional                       Total
                                          Common stock          paid-in         Retained      stockholders'
                                       Shares      Amount       capital         earnings         equity
                                       ------      ------       ----------      --------      ------------
Balances, at March 23, 1999              0.00      $ 0.00             0.00          0.00              0.00

Issuance of stock                     780,000          78           68,424          0.00            68,502

Net loss                                 0.00        0.00             0.00       (44,295)          (44,295)
                                      -------     -------          -------       -------           -------
Balances, at September 30, 1998       780,000     $    78           68,424       (44,295)           24,207
                                      =======     =======          =======       =======           =======






See accompanying notes to financial statements

                 STANFIELD EDUCATIONAL ALTERNATIVES, INC.
                      (A Development Stage Company)



                                                                 04/30
                                                               ----------
Cash flows from operating activities:
  Net loss                                                     $  (44,295)
  Adjustments to reconcile net loss to net cash
    used by operating activities:
      Depreciation                                                     40
      Cash provided by changes in:
        Accounts payable and accrued expenses                       3,040
                                                               ----------
          Net cash used by operating activities                   (41,215)

Cash flows from investing activities:
  Acquisitions of property and equipment                           (7,820)

Cash flows from financing activities:
  Proceeds from the issuance of capital stock                      68,502
                                                               ----------
          Net increase in cash and cash equivalents                19,467

Cash and cash equivalents - beginning of period                      0.00
                                                               ----------
Cash and cash equivalents - end of period                      $   19,467
                                                               ==========
Supplemental disclosure of cash flow information:
  Cash paid for interest                                       $      166
                                                               ==========



See accompanying notes to financial statements

                STANFIELD EDUCATIONAL ALTERNATIVES, INC.

                    Notes to Fianncial Statements


Summary of Significant Business and Accounting Policies

     Organization

     Stanfield Educational Alternatives, Inc. (the Company) was incorporated March 23, 1999 in the state of Florida. The Company intends to act as the marketing arm for educational programs, instructional materials and educational supplemental materials developed by the National Children's Reading Foundation, Inc. The organization will provide academic tutorial services, computerized national test preparation services, home school management and tutorial services and teacher inservice training programs.

     Property and Equipment

     Property and equipment are stated at cost. Depreciation for financial statement purposes is computed using the straight-line method over the estimated useful lives of the individual assets, which range from 3 to 5 years.

     Cash and Cash Equivalents

     The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     Income Taxes

     The Company uses the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  Leases

  The Company leases office and storage space under various noncancellable operating leases with original lease term of one year. The leases general provide for renewal provisions following the initial one year term. Aggregate minimum lease expense will approximate $16,000 through April 2000.

  Property and Equipment

  At April 30, 1999 property and equipment consist of the following:


       Computer Equipment                    $   4,915
       Software                                  2,905
                                             ---------
                                             $   7,820
       Less accumulated depreciation                40
                                             ---------
                                             $   7,780
                                             =========

  Capital Stock

  The Company is authorized to issue 100,000,000 shares of common stock with a par value of $.0001 per share and 20,000,000 shares of preferred stock with a par value of $.0001 per share. At April 30, 1999 the Company had issued 780,000 shares of common stock. No shares of preferred stock have been issues as of April 30, 1999.

  Income Tax

  The tax effect of temporary differences that give use to a deferred tax asset as of April 30, 1999 are as follows:


Deferred tax asset:


       Net operating loss carryforward        $   6,600
       Valuation allowance                       (6,600)
                                              ---------
       Total deferred tax asset               $    -
                                              ---------


  Management has established a valuation allowance equal to the amount of the deferred tax assets due to the uncertainty of the Company's realization of this benefit.

            STANFIELD EDUCATIONAL ALTERNATIVES, INC.
                  (A Development Stage Company)

                  Compiled Financial Statements

                        December 31, 1999

Board of Directors
Stanfield Educational Alternatives, Inc.
1025 S. Semoran Blvd., Suite 1093
Winter Park, FL  32792

     I have compiled the accompanying balance sheet of Stanfield Educational Alternatives, Inc. (a development stage company) as of December 31, 1999, and the related statements of operations and cash flows for the period March 23, 1999 (inception) to December 31, 1999, in accordance with standards established by the American Institute of Certified Public Accountants.

     A compilation is limited to presenting in the form of financial statements information that is the representation of management. I have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other assurance on them.

     I am not independent with respect to Stanfield Educational
Alternatives, Inc.


Michael J. Merrill, CPA

January 12, 2000

            STANFIELD EDUCATIONAL ALTERNATIVES, INC.
                  (A Development Stage Company)

                          Balance Sheet

                        December 31, 1999



Assets:
-------
  Current Assets:
     Cash                                            $    4,692
     Prepaid Expenses                                    24,878
                                                     ----------
          Total Current Assets                                     $   29,570

  Property and Equipment (net)                                         83,893

  Other Assets (net)                                                  400,763
                                                                   ----------
                                                                   $  514,226
                                                                   ----------
Liabilities and Stockholders' Equity Deficit:
---------------------------------------------
  Current Liabilities:
     Accrued Liabilities                            $    49,789
     Short-term Notes Payable                           697,477
                                                    -----------
          Total Current Liabilities                                $  747,266

  Stockholders' Equity Deficit:
     Common Stock                                   $       657
     Additional Paid-in-capital                         242,277
     Distributions to Shareholders                       (3,107)
     Deficit Accumulated During Development Period     (472,867)
                                                    -----------
          Total Stockholders' Equity                                 (233,040)
                                                                   ----------
                                                                   $  514,226
                                                                   ----------





See accountant's compilation report and accompanying notes to the financial statements.

            STANFIELD EDUCATIONAL ALTERNATIVES, INC.
                 (A Development Stage Company)

                     Statement of Operations

 For the Period March 23, 1999 (inception) to December 31, 1999



Operating Expenses:
     Acquisition Expense                          $ 250,000
     Depreciation Expense                             1,078
     Marketing Expense                                  667
     Office Expense                                  42,434
     Personnel Expenses                             131,822
     Professional Services                           35,365
     Travel and Entertainment                        10,911
                                                  ---------
          Total Operating Expense                                $ 472,277

Other Expenses:
     Interest Expenses                                                 590
                                                                 ---------
          Loss Before Income Taxes                               $ 472,867

Income Taxes                                                             0
                                                                 ---------
          Net Loss                                               $ 472,867
                                                                 ---------







See accountant's compilation report and accompanying notes to the financial statements.

            STANFIELD EDUCATIONAL ALTERNATIVES, INC.
                  (A Development Stage Company)

            Statement of Stockholder's Equity Deficit

 For the Period March 23, 1999 (inception) to December 31, 1999




                                                                                                  Total
                                           Common Stock                          Retained      stockholders'
                                        Shares     Amount          AIPC          earnings         equity
                                      ---------   --------       ----------      --------      ------------


Balances, at March 23, 1999                -       $   -         $     -        $   -         $    -

Issuance of Stock                     6,574,400         657         242,277         -           242,934

Distributions                                                                       (3,107)       (3,107)

Net Loss                                  -            -               -         ( 472,866)     (472,866)
                                      _________    ________      __________      _________    __________

Balances, at December 31, 1999        6,574,400    $    657      $  242,277      $(475,973)   $ (233,040)
                                      ---------    --------      ----------      ---------    ----------





See accountant's compilation report and accompanying notes to the financial statements.

              STANFIELD EDUCATIONAL ALTERNATIVES, INC.
                   (A Development Stage Company)

                     Statement of Cash Flows

 For the Period March 23, 1999 (inception) to December 31, 1999



Cash Flows From Operating Activities:
  Net Loss                                                         $ (472,867)
  Adjustments to Reconcile Net Loss
  to Net Cash Used
    In Operating Activities:
       Depreciation Expense                         $   1,078
       Prepaid Expenses                               (24,878)
       Increase in Accrued Liabilities                 49,789          25,989
                                                    ---------      ----------
          Net Cash Used by Operating Activities                    $ (446,878)

Cash Flows from Investing Activities:
  Purchases in Property and Equipment               $ (84,971)
  Purchases of Intellectual Properties               (400,763)
                                                    ---------
          Net Cash Used by Investing Activities                      (485,734)

Cash Flows from Financing Activities:
  Proceeds from Short-term Borrowing                $ 697,477
  Proceeds from Issuance of Capital Stock             242,934
  Distributions to Shareholders                        (3,107)
                                                    ---------
          Net Cash Provided by Financing
            Activities                                                937,304
                                                                     --------
Net Increase in Cash and Cash Equivalents                            $  4,692
Cash and cash Equivalents - Beginning of Period                             0
                                                                     --------
  Cash and Cash Equivalents - End of Period                          $  4,692
                                                                     --------

Supplemental Disclosure of Cash Flow Information:
  Cash Paid for Interest                                             $    590
                                                                     --------




See accountant's compilation report and accompanying notes to the financial statements.

             STANFIELD EDUCATIONAL ALTERNATIVES, INC.
                  (A Development Stage Company)

                  Notes to Financial Statements

 For the Period March 23, 1999 (inception) to December 31, 1999



(1) Summary of Significant Business and Accounting Policies:

    (a) Organization

        Stanfield Educational Alternatives, Inc. (the Company) is a unique, progressive educational corporation and franchisor of the Stanfield Ed-vancement centers, a network that provides a comprehensive range of educational and tutorial services to individuals of all ages. The Company also develops and publishes a variety of specialized educational programs including a computer global internet educational campus in various languages. The Company's research and development division develops a variety of educational programs for children of all ages for both video and television production.

        The Company was incorporated March 23, 1999 in the State of Florida. On December 16, 1999, the Company purchased Innovative Technologies via a reverse merger. The purchase price for Innovative Technologies was 405,000 shares (at $.001 par value) of the Company's stock and a note in the amount of $250,000 which is payable no later than June 16, 2000. The Company accounted for the purchase by expensing the $250,000 this year as acquisition costs and crediting common stock for $405 and reducing additional-paid-in-capital by $405.

    (b) Property and Equipment

        Property and equipment are stated at cost. Depreciation for financial statement purposes is computed using the straight-line method over the estimated useful lives of the individual assets, which range from 3 to 5 years.

    (c) Cash and Cash Equivalents

        The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

    (d) Use of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

    (e) Income Taxes

        The Company uses the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(2)  Leases:

     The Company leases office and storage space under various non-cancelable operating leases with the original lease term of one year. The lease payments total $1,949 per month and total lease payments from March 23, 1999 to December 31, 1999 totaled $13,967. The leases general provide for renewal provisions following the initial one-year term.

(3)  Property and Equipment:

     At December 31, 1999 property and equipment consist of the following:

        Computer Software               $      2,906
        Equipment                             11,798
        Internet Site                         32,000
        Furniture & Fixtures                  13,413
        Computer Equipment                    24,854
                                         -----------
                                         $    84,971
        Less Accumulated Depreciation          1,078
                                         -----------
                                         $    83,893
                                         -----------
(4)  Other Assets:

     At December 31, 1999 other assets consist of the following:

        Writer's Consent                $      1,655
        Literary Properties                   15,000
        Intellectual Properties              384,108
                                        ------------
                                        $    400,763
        Less Accumulated Amortization              0
                                        ------------
                                        $    400,763
                                        ------------


     These assets were purchased from the National Children's Reading Foundation on December 30, 1999. The purchase price was determined by using the average of (1) a gross revenue multiple,
     (2) an EBITDA multiple, (3) a discounted cash flow technique and
     (4) a residual value. The National Children's Reading Foundation is a not-for-profit company whose shares are held by Lawrence Stanfield, who is a substantial shareholder of Stanfield educational Alternatives, Inc. These assets will be amortized utilizing the straight-line method over a five-year life.

(5) Liabilities:

    At December 31, 1999 short-term borrowing consist of the following:

       Interest free note due to the National
         Children's Reading Foundation on
         January 31, 2000.                                $  434,203
       Interest free note due to John Bylsma on
         June 16, 2000.                                      250,000
       Note due to Chris Hyde on demand bearing a
         10% annual interest rate.                            10,000
       Equipment loan payable in monthly
         installments of $334 at a 18% annual rate.
         These loans will be extinguished in June
         2000 and are secured by four computers.               3,274
                                                           ---------
                                                           $ 697,477
                                                           ---------

(5) Capital Stock

     The Company is authorized to issue 100,000,000 shares of common stock with a par value of $.001 per share and 20,000,000 of preferred stock with a par value of $.001 per share. At December 31, 1999 the Company has issued 6,574,400 shares of common stock. No shares of preferred stock have been issued as of December 31, 1999.

(6)  Income Tax

     The tax effect of temporary differences that give use to a deferred tax asset as of December 31, 1999 are as follows:

             Deferred Tax Asset:
                Net Operating Loss Carryforward        $   472,866
                Valuation Allowance                       (472,866)
                                                       -----------
                     Total Deferred Tax Asset          $         0
                                                       -----------

     Management has established a valuation allowance equal to the amount of the deferred tax assets due to the uncertainty of the Company's realization of this benefit.